EXHIBIT 10.1
Execution Version
SECOND AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AND GUARANTY AGREEMENT
     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment") is dated as of April 27, 2007 and is entered into by and among AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company (the “Company"), AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation (“Holdings"), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the “Lenders”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as sole lead arranger, sole bookrunner and sole syndication agent (in such capacities, the “Arranger"), GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Administrative Agent, and the CREDIT SUPPORT PARTIES listed on the signature papers hereto (collectively, the “Credit Support Parties"); and is made with reference to that certain Second Amended and Restated Credit Agreement, dated as of December 21, 2005 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement"), by and among Company, American Reprographics Holdings, L.L.C., Holdings, GSCP, as Sole Lead Arranger and Joint Bookrunner, JPMorgan Chase Bank, N.A., as Syndication Agent, JPMorgan Securities Inc., as Joint Bookrunner, GECC, as Administrative Agent and Collateral Agent, the Credit Support Parties, and the Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Company has requested that Requisite Lenders agree to amend Section 2.24 of the Credit Agreement to permit the Company to incur New Term Loan Commitments at any time, subject to the achievement of a Leverage Ratio on a pro forma basis after giving effect to such New Term Loan Commitments of less than 3.00:1.00 (together with certain existing conditions);
     WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain other provisions of the Credit Agreement as provided for herein;
     WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to the amendments set forth above relating to the Credit Agreement; and
     WHEREAS, contemporaneously with the execution of this Amendment, the Company is exercising its right under Section 2.24 of the Credit Agreement to incur New Term Loans;
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT
     1.1 Amendments to Section 1: Definitions.
     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
     “Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit and Guaranty Agreement, dated as of April 27, 2007, among Company, Holdings, Syndication Agent, the Lenders party thereto, the Administrative Agent and the Credit Support Parties listed on the signature pages thereto.
     “Second Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the Second Amendment.
     (b) The definition of “Consolidated Capital Expenditures” is hereby amended by deleting the following language in its entirety:
“and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries”
     (c) The definition of “Permitted Acquisition” is hereby amended by (i) deleting the number “10” in clause (vi) thereof and replacing it with the number “5”; and (ii) adding the following language immediately prior to the language “; and” at the end clause (vi) thereof:
“, unless the consideration to be delivered in connection with the proposed acquisition is equal to or less than $5,000,000 and the Person or assets or division acquired shall have generated positive Consolidated Adjusted EBITDA (after allowing for pro forma adjustments as may be permitted in Section 6.8(f)) for the most recently completed two-Fiscal Quarter period prior to the date of such acquisition;”
     1.2 Amendments to Section 2.24.
     (a) Section 2.24 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following language:
“Company may by written notice to Administrative Agent and Syndication Agent elect to request the establishment of one or more new term loan commitments (the “New Term Loan Commitments”) by an amount not less than $5,000,000 individually and integral multiples of $1,000,000 in excess of that amount.”
     (b) The proviso in the third sentence of Section 2.24 is hereby amended by deleting clause (3) thereof in its entirety and replacing it with the following language:

“the Leverage Ratio on a pro forma basis after giving effect to such New Term Loan Commitments as of the last day of the most recently ended Fiscal Quarter shall be less than 3.00:1.00;”
     1.3 Amendments to Section 5.
     Section 5 of the Credit Agreement is hereby amended by adding a new Section 5.17 thereto, such Section 5.17 shall read as follows:
“5.17. Post-Second Amendment Effective Date Covenant. Company shall deliver, furnish and/or cause to be furnished all of the obligations set forth below within the time periods specified therewith:
     (a) Within fifteen (15) Business Days after the Second Amendment Effective Date, the Collateral Agent shall have received stock certificates representing the Capital Stock of MBC Precision Imaging, Inc. and Rapid Blueprint Supply Co., Inc., in each case, appropriately indorsed to the Collateral Agent or indorsed in blank.
     (b) Within thirty (30) Business Days after the Second Amendment Effective Date, the Administrative Agent shall have received file stamped copies of all termination statements filed with respect to any UCC financing statement naming Manufacturers and Traders Trust Company, as secured party, and MBC Precision Imaging, Inc., as debtor, and describing the collateral covered by such UCC financing statement as “all assets of the debtor whether now existing or hereafter acquired or arising, wherever located” or words of similar import.”
     1.4 Amendments to Section 5.1.
     Clause (a) of Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) [Reserved];”
     1.5 Amendments to Section 6.1.
     (a) Clause of (j) of Section 6.1 of the Credit Agreement is hereby amended by replacing the dollar amount of “$45,000,000” with the dollar amount of “$60,000,000”.
     (b) Clause of (l)(i) of Section 6.1 of the Credit Agreement is hereby amended by replacing the dollar amount of “$40,000,000” with the dollar amount of “$60,000,000”.
     1.6 Amendments to Section 6.5.
     Clause (c) of Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, any Joint Venture acquired as an Investment may, to the extent expressly permitted under Section 6.7(i), make cash payments to redeem, retire or repurchase Capital Stock in such Joint Venture held by a minority investor provided the aggregate amount of all such payments does not exceed $17,500,000, together with the aggregate amount of all Investments permitted under Section 6.7(i);”
     1.7 Amendments to Section 6.7.
     Section 6.7 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately following the “;” and the end of clause (h); (ii) adding a new clause (i) to such Section, such clause (i) shall read as follows:
“Investments made after the Closing Date in Joint Ventures in a business or line of business permitted with respect to the Company under Section 6.13, provided, (i) immediately prior to the making of any Investment, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations, and (iii) such Investments can be legally maintained, and are maintained, as Collateral (but only to the extent of Company’s and each other Credit Party’s interest in such Joint Venture) subject to first priority security interests on such terms and conditions as are reasonably satisfactory to Administrative Agent and Collateral Agent; provided that the aggregate amount of all Investments in Joint Ventures pursuant to this clause (i) (including any additional Investments pursuant to Section 6.5(c), does not exceed $17,500,000 at any time outstanding; and”
     and (iii) re-lettering clause (i) thereof to clause (j).
     1.8 Amendments to Section 6.8.
     (a) Clause (c) of Section 6.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(c) Leverage Ratio. Holdings shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending March 31, 2007, to exceed 3.00:1.00.”
     (b) Clause (e) of Section 6.8 of the Credit Agreement is hereby amended by deleting the table therein and replacing it with the following table:

Fiscal	Consolidated
Year	Capital Expenditures
2006	$35,000,000
Thereafter	$15,000,000
     1.9 Amendments to Section 6.9.
     Clause (e) of Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(e) Permitted Acquisitions, provided the Leverage Ratio on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended shall not exceed 3.00:1.00;”
SECTION II. CONDITIONS TO EFFECTIVENESS
          This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
     A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Requisite Lenders.
     B. Fees. The Arranger shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Company hereunder or any other Credit Document.
     C. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.
     D. Collateral. The Collateral Agent shall have received evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including, without limitation, UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent.
     E. Opinions of Counsel to Credit Parties. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinions of Hanson, Bridgett, Marcus, Vlahos & Rudy, LLP as to such matters as Administrative Agent or Syndication Agent may reasonably request, dated as of the Second Amendment Effective Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and

Syndication Agent (and each Credit Party hereby instructs such counsel to deliver such opinions to Agents and Lenders).
     F. Other Documents. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request.
SECTION III. REPRESENTATIONS AND WARRANTIES
          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
     A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.
     C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Company or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
          Each Domestic Subsidiary and Holdings are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Credit Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.
          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which it is a party (in each case as such terms are defined in the applicable Credit Support Document).
          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
          Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.
SECTION V. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
     (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	AMERICAN REPROGRAPHICS COMPANY, L.L.C.
	By:	/s/ Jonathan R. Mather
	Name:	Jonathan R. Mather
	Title:	Chief Financial Officer

CREDIT SUPPORT PARTIES:

AMERICAN REPROGRAPHICS COMPANY
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

A-C REPRODUCTION COMPANY
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

ARC ACQUISITION CORPORATION
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

BLUE PRINT SERVICE COMPANY, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

BPI REPRO, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

DUNN BLUE PRINT COMPANY
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

ENGINEERING REPRO SYSTEMS, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

E. PAVILION, L.L.C.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

FRANKLIN GRAPHICS CORPORATION
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

GEORGIA BLUE PRINT COMPANY, L.L.C.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

LEET-MELBROOK, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

LICENSING SERVICES INTERNATIONAL, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

MBC PRECISION IMAGING, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

MCKEE ENTERPRISES, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

MIRROR PLUS TECHNOLOGIES, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

OCB, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

OLYMPIC REPROGRAPHICS, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

PENINSULA BLUEPRINT, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

PLANWELL, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

QUALITY REPROGRAPHIC SERVICES, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

RAPID BLUEPRINT SUPPLY CO., INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

REPROGRAPHICS NORTHWEST, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

RHODE ISLAND BLUEPRINT CO.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

RIDGWAY’S GP, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

RIDGWAY’S, LTD. By: Ridgway’s GP, LLC, its General Partner
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Manager

SUBHUB, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

THE PEiR GROUP INTERNATIONAL, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

THE PEiR GROUP, LLC
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

T-SQUARE EXPRESS, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

T-SQUARE MIAMI, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

WESTERN BLUE PRINT COMPANY, L.L.C.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

WILCO REPROGRAPHICS, INC.
By:	/s/ Jonathan R. Mather
Name:	Jonathan R. Mather
Title:	Chief Financial Officer

GOLDMAN SACHS CREDIT PARTNERS L.P., as Arranger and a Lender
By:	/s/ Elizabeth Fischer
Authorized Signatory

ADMINISTRATIVE AGENT:	GENERAL ELECTRIC CAPITAL CORPORATION
	By:	/s/ Reuel Andrews
	Name:	Reuel Andrews
	Title:	Vice President